UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2013
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INTL FCStone Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)
708 Third Avenue, Suite 1500, New York, NY 10017
(Address of principal executive offices, including Zip Code)
(212) 485-3500
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On August 8, 2013, INTL FCStone Inc. (the “Company”) completed the sale of an additional $5,500,000 aggregate principal amount of its 8.5% Senior Notes due 2020 (the “Additional Notes”), pursuant to the exercise by Sterne, Agee & Leach, Inc., as representative of the several underwriters (the “Underwriters”), of the over-allotment option provided in the Underwriting Agreement entered into by and between the Company and the Underwriters on July 15, 2013. The Additional Notes were issued under an Indenture (the “Indenture”), dated as of July 22, 2013, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), as supplemented by Supplement No. 1, dated as of July 22, 2013, to the Indenture between the Company and the Trustee, establishing the terms and providing for the issuance of the Additional Notes (the “Supplemental Indenture”).
The Additional Notes bear interest at a rate of 8.5% per year (payable quarterly on January 30, April 30, July 30 and October 30 of each year, beginning on October 30, 2013). The Additional Notes will mature on July 30, 2020.
The Company may redeem the Additional Notes, in whole or in part, at any time on and after July 30, 2016, at a redemption price equal to 100% of the principal amount redeemed plus accrued and unpaid interest to the redemption date.
The Additional Notes are the Company's senior unsecured obligations, and rank on a parity with all of the Company's other existing and future senior unsecured obligations.
The descriptions of the Indenture, the Supplemental Indenture, and the Additional Notes set forth above are qualified by reference to the Indenture, the Supplemental Indenture, and the form of Note filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein.
Item 8.01. Other Events.
The Additional Notes are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-186704) that the Company filed with the Securities and Exchange Commission on February 15, 2013 (as amended and supplemented). The Company is filing certain exhibits as part of this Current Report on Form 8-K for purposes of such Registration Statement. See “Item 9.01. Financial Statements and Exhibits.”
In addition to the exhibits described in Item 1.01 above, a copy of the opinion of Shutts & Bowen LLP relating to the Additional Notes is attached hereto as Exhibit 5.1.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit
Number	Description

4.1
Indenture, dated as of July 22, 2013, between INTL FCStone Inc. and The Bank of New York Mellon, as Trustee (filed as Exhibit 4.1 to Form 8-K filed on July 23, 2013 and incorporated herein by reference).

4.2
Supplement No. 1, dated as of July 22, 2013, to the Indenture, dated as of July 22, 2013, between INTL FCStone Inc. and The Bank of New York Mellon, as Trustee (filed as Exhibit 4.2 to Form 8-K filed on July 23, 2013 and incorporated herein by reference).

4.3	Form of 8.5% Senior Note due 2020 (filed as Exhibit 4.2 to Form 8-K filed on July 23, 2013 and incorporated herein by reference).

5.1	Opinion of Shutts & Bowen LLP

23.1	Consent of Shutts & Bowen LLP (included in Exhibit 5.1).

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INTL FCStone Inc.
(Registrant)
August 9, 2013	/s/ William J. Dunaway
(Date)	William J. Dunaway
Chief Financial Officer